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                 DEAN WITTER SELECT DIMENSIONS VARIABLE ANNUITY
                        HARTFORD LIFE INSURANCE COMPANY


      SUPPLEMENT DATED FEBRUARY 13, 1998 TO THE PROSPECTUS DATED MAY 1, 1997
             FOR THE DEAN WITTER SELECT DIMENSIONS VARIABLE ANNUITY


The last 5 paragraphs of the Section entitled "The Fixed Account" are deleted and replaced with the following language:

     From time to time, Hartford may credit increased interest rates to Contract Owners under certain programs established at the discretion of Hartford. Effective February 25, 1998, Contract Owners may enroll in a special pre-authorized transfer program known as Hartford's Dollar Cost Averaging Bonus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (Hartford may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6 Month Transfer Program or 12 Month Transfer Program. The 6 Month Transfer Program and the 12 Month Transfer Program will generally have different credited interest rates. Under the 6 Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 3 to 6 months. Under the 12 Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

     The pre-authorized transfers will begin within 15 days after the initial Program Premium Payment and complete enrollment instructions are received by Hartford. If complete Program enrollment instructions are not received by Hartford within 15 days of receipt of the initial Program Premium Payment, the Program will be voided and the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

     Any subsequent Premium Payments received by Hartford within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period, unless otherwise directed by the Contract Owner.

    A Contract Owner may only have one dollar cost averaging program in place at one time, this means one standard dollar cost averaging plan or one Dollar Cost Averaging Bonus Program.

    Contract Owners may elect to terminate the pre-authorized transfers by calling or writing Hartford of their intent to cancel their enrollment in the Program. Upon cancellation of enrollment in the Program, Contract Owners will no longer receive the increased interest rate. Hartford reserves the right to discontinue, modify or amend the Program or any other interest rate program established by Hartford. Any change to the Program will not affect Contract Owners currently enrolled in the Program. This Program may not be available in all states; please contact Hartford to determine if it is available in your state.


HV-2225
33-80738